[The American Funds Group(r)]

2001 Annual Report
for the year ended March 31

EuroPacific Growth Fund

Gaining Perspective: A long-term outlook on short-term volatility

[various photographs of Fund officers and stock prices over a watermark of the globe]

[graphic of globe] EuroPacific Growth Fund

EuroPacific Growth Fund(r) is one of the 29 American Funds, the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

EuroPacific seeks long-term capital appreciation by investing in the securities of companies based outside the United States. Nearly half of the world's investment opportunities can be found beyond the borders of our country. As a shareholder in the fund, you have access to what we believe are the best of those opportunities.

Results at a Glance
 (for periods ended March 31, 2001, with all distributions reinvested)

                                                 Total Return        Average Annual Compound Returns
                                                  One Year            Five Years      Ten Years        Lifetime
                                                                                                      (Since April 16,
                                                                                                      1984)
EuroPacific Growth Fund                          -28.0%              +11.0%          +11.9%           +14.7%
Morgan Stanley Capital International EAFE(r)
(Europe, Australasia, Far East) Index/1/         -25.7               +3.7            +6.2             +11.9
Lipper International Funds Average/2/            -27.9               +5.3            +7.5             +11.6
Rank versus Lipper international funds/2/        314 of 703          30 of 319       3 of 55          1 of 12


/1/ The index is unmanaged.
/2/ Source: Lipper Inc. Averages and rankings are based on total returns and do not reflect the effects of sales charges.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Results for other share classes can be found on page 40.


FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF, OR GUARANTEED BY, A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

Please see the back cover for important information about other share classes.

[photographs of Fund officers]



[graphic of globe] FELLOW SHAREHOLDERS:

We have been cautioning for some time now that stock prices would eventually have to descend from the ether. Our concerns were validated in fiscal 2001. The collapse of the Internet boom triggered steep losses throughout broader stock markets, not only in the U.S. but around the world. Technology-related issues led the way down, but declines widened during the year, leaving investors with few places to hide.

EuroPacific Growth Fund's results mirrored that turbulent pattern. On the heels of a remarkable 54.3% gain for fiscal 2000, the value of your shares fell sharply for the year ended March 31, 2001. The fund posted its first negative fiscal-year return ever, declining 28.0% for shareholders who reinvested the capital gain distribution of $3.74 a share and income dividend of 19 cents a share. The relatively high capital gain reflects the profitable sale of long-held securities early in the year.

EuroPacific's 12-month return closely matched the 27.9% average drop of the 703 international funds tracked by Lipper Inc. It was also in line with the 25.7% decline in the unmanaged Morgan Stanley Capital International (MSCI) EAFE(r) (Europe, Australasia, Far East) Index; the index measures 20 markets outside the United States, but does not include Canada or developing markets, areas in which your fund invests.

It has been a disappointing year, to be sure, but you need not extend your time horizon very far to find returns more in keeping with the fund's history. For example, over the past two years - a period encompassing both the current market slump and the run-up that preceded it - the fund achieved a 5.4% annualized return; over three years, it gained 6.3% annualized. Longer term, of course, EuroPacific has done much better: Since beginning operations in April of 1984, it has returned 928.2%, or an average annual compound return of 14.7%. That is comfortably ahead of the EAFE Index, and once again places the fund first among all 12 U.S.-based international funds in existence throughout its lifetime. As the table at left shows, over other periods EuroPacific compares favorably as well.

A WORLD OF TROUBLES

EuroPacific's fiscal year began in March 2000, coinciding with what would prove to be a peak for most markets. The dot-com bubble came to a head and, although declines were initially confined to that narrow band of risky stocks, the rout subsequently affected other sectors that had also ballooned in the previous half-year. Matters worsened by late summer, when inflation fears abruptly gave way to concerns about a pullback in U.S. economic growth. Technology stocks were hobbled by slowing computer demand and, as earnings expectations for other industries softened through the fall and winter, broader markets deteriorated. The fiscal year was capped by another round of frenzied selling in March 2001, leaving most market measures at or near bear territory. (Bear markets are typically defined as declines of 20% or more.) In the U.S., Standard & Poor's 500 Composite Index was off 21.6% for the 12 months, the technology-heavy Nasdaq was off 59.8%, and the Dow Jones Industrial Average was down 8.0%. Canada (-26.9%) and Mexico (-21.1%), which are close trading and investment partners with the U.S., felt the impact as well./1/


[Begin Footnote]
/1/ Country returns are based on MSCI indexes for the year ended March 31, 2001, are expressed in dollar terms and assume reinvestment of dividends.
 [End Footnote]


International stock markets generally took their cues from their ailing U.S. counterparts and stumbled badly. In Europe, stock prices were hurt by concerns that a slowdown in the U.S. could dim Europe's rosy economic picture. A weakening euro, particularly in the first half of the year, aggravated losses for dollar-based investors. In U.S. dollar terms, markets throughout the continent posted double-digit declines - among them, Germany (-31.1%), France (-22.8%) and Italy (-4.8%). The strong dollar likewise reduced returns in the United Kingdom (-17.9%), where the government is attempting to keep growth on an even keel. In Finland (-55.3%) and Sweden (-52.9%), currency weakness proved less damaging than the respective price drops for Nokia (-55.0%) and Ericsson (-75.6%). Both wireless giants are substantial fund holdings, and we used the declines to add modestly to our positions.

[Begin Sidebar]
WHERE THE FUND'S ASSETS WERE INVESTED
(percent invested by country)

EuroPacific invests primarily in the stocks of companies based in Europe and the Pacific Basin.

                                           EuroPacific Growth Fund                           EAFE Index*

                                           (3/31/2001)          (3/31/2000)             (3/31/2001)

Europe

United Kingdom                             16.5%                17.6%                   21.6%
France                                     5.6                  5.1                     11.2
Netherlands                                4.7                  3.5                     5.6
Switzerland                                2.6                  1.3                     6.9
Germany                                    2.5                  4.6                     8.8
Ireland                                    2.4                  1.5                     .7
Finland                                    2.3                  2.2                     1.9
Italy                                      1.8                  3.1                     4.8
Norway                                     1.3                  .8                      .5
Sweden                                     1.3                  3.4                     2.2
Denmark                                    .5                   .5                      1.0
Other Europe                               .9                   1.8                     5.0

                                           42.4                 45.4                    70.2

Pacific Basin

Asia

Japan                                      16.9                 23.2                    23.9
Australia                                  3.4                  4.1                     2.7
Taiwan                                     3.1                  4.0                     -
South Korea                                3.0                  4.5                     -
Hong Kong                                  1.5                  .7                      2.2
China                                      .8                   -                       -
Philippines                                .5                   .3                      -
Other Asia                                 .9                   .7                      1.0

The Americas

Canada                                     2.9                  3.3                     -
Mexico                                     2.4                  3.1                     -
Other Americas                             .1                   .2                      -

                                           35.5                 44.1                    29.8

Other

Brazil                                     1.4                  .6                      -

South Africa                               .8                   .5                      -

Other Countries                            .8                   1.6                     -

                                           3.0                  2.7                     -

Cash & Equivalents                         19.1                 7.8                     -

Total                                      100.0%               100.0%                  100.0%


*Weighted by market capitalization.
[End Sidebar]


Asian markets likewise suffered. Foundering technology stocks were joined by other sectors, amid worries that a global slowdown could unmoor the region's fragile economic recovery. Japan (-34.7%), which a year earlier had seen the glimmers of a turnaround, sank back under the weight of a deeply troubled banking system, a crisis of consumer confidence and a decline in the value of the yen. Other markets, including Australia (-13.5%), Hong Kong
(-23.7%) and Taiwan (-43.8%), also experienced setbacks.

HOLDING DOWN THE FORT

In this environment, relatively few of EuroPacific's investments did well. Those hit hardest tended to be Japanese technology firms and European telecommunications concerns, sectors that had surged with the Internet boom - and which have represented a major portion of fund assets. Most lost upward of 30% of their market value; Deutsche Telekom, Ericsson and Nortel each fell more than 70%. We had profitably trimmed or eliminated quite a few of these positions, notably a number of fixed-line phone operators, but we have not abandoned the sectors entirely. Indeed, the downturn has created buying opportunities for such longtime holdings as Vodafone (-50.7%), Samsung Electronics (-48.4%), Taiwan Semiconductor (-48.7%) and Hon Hai
Precision (-31.3%). All four are among the 10 largest holdings.
As stock prices plummeted throughout the year, we assumed a somewhat defensive stance. The portion of cash and equivalents in the portfolio was increased substantially to 19% of net assets, and we emphasized industries such as banks, food companies and pharmaceutical firms, which were less vulnerable to the downturn. AstraZeneca (+17.5%) is EuroPacific's largest holding, at 4% of assets; as a group, pharmaceuticals account for nearly 10% of assets, up from less than 5% a year ago. Other sizable investments that helped buttress the portfolio include ING (+19.2%), Nestle (+16.1%) and Bank of Nova Scotia (+28.0%). We also raised our exposure to oil companies and utilities to take advantage of rising energy costs. Worth mentioning are PowerGen (+72.9%) of the U.K., Italy's ENI (+29.4%) and Petrobras of Brazil, a recent addition.

[Begin Sidebar][graphic of globe]
Solid, innovative companies - the ones we are always searching for - should emerge stronger than ever and reward those who recognized their potential early on.
[End Sidebar]


A SYSTEM FOR ALL SEASONS

While no investor is immune to the vagaries of market sentiment, difficult times often highlight the benefits of a diversified investment approach. Our multiple portfolio counselor system, the investment strategy employed by the American Funds since 1958, magnifies those benefits. EuroPacific's assets are divided among eight portfolio counselors, each of whom brings a unique style to the process and a depth of experience ranging from 10 to 38 years. That diversity has tended to eliminate extremes and contributed to the fund's consistently strong record. Multiple viewpoints, supported by the efforts of nearly 40 research analysts - most of whom manage assets as well - can also help make sense of murky market conditions.

Market declines also demonstrate another important investment consideration: the effect of annual expenses on returns. EuroPacific's low annual operating expenses - 0.84% versus the international fund average of 1.69%, according to Lipper Inc. - means that shareholders have more of their money working for them. The fund's turnover rate (the rate at which stocks are bought and sold) is a below-average 37%, keeping transaction costs contained.

DEALING WITH UNCERTAINTY

We are without question dealing with great uncertainties, not only for financial markets but, more fundamentally, for the global economies that support them. U.S. growth has slowed appreciably. That has constrained production in countries that rely heavily on our appetite for imports - Canada and Mexico, as we mentioned, but also Japan and developing markets in Asia. Growth has slackened in Europe as well, although there may be a silver lining for foreign investors in that currency imbalances could realign themselves as dollar-based assets lose some of their luster.

To paraphrase Leo Tolstoy, every bear market is unsettling in its own way, and it would be futile to try to predict the combination of factors that will create a bottom for the current decline. Nonetheless, there will be a bottom. Good companies around the world will continue to innovate and find ways to stay competitive even during tough times. The best of those companies - the ones we are always searching for - will emerge stronger than ever and benefit those shareholders who recognized their potential early on.

While you may rightly feel discouraged by the volatility of the past 12 months, we would emphasize that one year is a wholly inadequate period by which to judge an investment's success or failure. Our time frame is considerably longer, as we hope is yours. Not every decision over the years has paid off, but we are gratified that we can say that we have been right more often than we have been wrong, and that long-term shareholders have been well rewarded for their patience.

On the following pages, we invite you to hear from a few of EuroPacific's investment professionals, who reflect on how long-term investing can put market turbulence in perspective. We look forward to reporting to you again in six months.

Cordially,

/s/ Gina H. Despres       /s/ Mark Denning
GINA H. DESPRES           MARK DENNING
Chairman of the Board     President

May 11, 2001


[graphic of globe] International Investing


THE 25-YEAR RECORD

1976                    1977                     1978                       1979                     1980

+23%                    -8%                      +6%                        +14%                     +30%
+4%                     +19%                     +34%                       +6%                      +24%
U.S. Stock Market       All Major Stock          All Major Stock            U.S. Stock Market        U.S. Stock Market
                        Markets Outside          Markets Outside
                        North America            North America

1981                    1982                     1983                       1984                     1985

-4%                     +22%                     +22%                       +6%                      +33%
-1%                     -1%                      +25%                       +8%                      +57%
All Major Stock         U.S. Stock Market        All Major Stock            All Major Stock          All Major Stock
Markets Outside                                  Markets Outside            Markets Outside          Markets Outside
North America                                    North America              North America            North America

1986                    1987                     1988                       1989                     1990

+18%                    +4%                      +16%                       +31%                     -2%
+70%                    +25%                     +29%                       +11%                     -23%
All Major Stock         All Major Stock          All Major Stock            U.S. Stock Market        U.S. Stock Market
Markets Outside         Markets Outside          Markets Outside
North America           North America            North America

1991                    1992                     1993                       1994                     1995

+31%                    +7%                      +10%                       +2%                      +38%
+12%                    -12%                     +33%                       +8%                      +12%
U.S. Stock Market       U.S. Stock Market        All Major Stock            All Major Stock          U.S. Stock Market
                                                 Markets Outside            Markets Outside
                                                 North America              North America

1996                    1997                     1998                       1999                     2000

+24%                    +34%                     +31%                       +22%                     -13%
+6%                     +2%                      +20%                       +27%                     -14%
U.S. Stock Market       U.S. Stock Market        U.S. Stock Market          All Major Stock          U.S. Stock Market
                                                                            Markets Outside
                                                                            North America


The percentages on the top lines represent the U.S. stock market; the lower lines are for all major stock markets outside North America.

The icons show which did better in each year.

This chart, which has appeared in most annual reports for EuroPacific Growth Fund, shows that international markets have done better than the U.S. market in 12 of the past 25 calendar years.

Over the entire period, the MSCI EAFE Index, which measures all major stock markets outside North America, gained 2,300% (an average of 13.6% a year), while the MSCI U.S. Index rose 3,232% (an average of 15.1% a year). Both indexes are unmanaged; figures include reinvestment of dividends.

While world stock markets have been quite turbulent in recent months, we are convinced that investing outside the United States makes sense over the long term. We also know that negotiating the unfamiliar terrain of international markets can be especially challenging. That is why so many people choose to invest overseas through actively managed mutual funds such as EuroPacific Growth Fund.


[graphic of globe] THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that, despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management - bolstered by experience and careful research - can add even more value: As the chart below shows, over its lifetime EuroPacific Growth Fund has done demonstrably better than its relevant benchmarks.
Dividends, particularly when reinvested, have accounted for a large portion of the fund's overall results. The table beneath the chart breaks down the fund's year-by-year total returns into their income and capital components.
[begin mountain chart]

              EUROPACIFIC

Year          GROWTH FUND/1//2/                          Consumer

Ended         with Dividends           MSCI EAFE/3/      Price Index

March 31      Reinvested               Index             (Inflation)

1985          9,848                    10,348            10,320

1986          15,368                   19,228            10,553

1987          19,827                   31,010            10,873

1988          21,437                   36,220            11,300

1989          24,586                   40,522            11,862

1990          28,762                   35,925            12,483

1991          31,981                   36,954            13,094

1992          35,057                   34,104            13,511

1993          37,754                   38,200            13,928

1994          47,670                   46,923            14,277

1995          48,007                   49,913            14,685

1996          57,533                   56,238            15,102

1997          66,672                   5,224             15,519

1998          80,656                   68,054            15,732

1999          87,258                   72,386            16,004

2000          134,652                  90,773            16,605

2001          96,920                   67,471            17,090


[end mountain chart]



Year Ended March 31               1985*       1986        1987        1988        1989        1990        1991        1992

Total Value Dividends             $69         35          118         491         316         527         656         611
Reinvested

Value at Year-End(1)              $9,948      15,368      19,827      21,437      24,586      28,762      31,381      35,057

EuroPacific's Total Return        -0.5%       54.5        29.0        8.1         14.7        17.0        9.1         11.7



Year Ended March 31               1993        1994        1995        1996        1997        1998        1999        2000

Total Value Dividends             538         515         716         1,132       1,063       1,156       992         842
Reinvested

Value at Year-End(1)              37,754      47,670      48,007      57,533      66,672      80,656      87,258      134,652

EuroPacific's Total Return        7.7         26.3        0.7         19.8        15.9        21.0        8.2         54.3



Year Ended March 31               2001

Total Value Dividends             637
Reinvested

Value at Year-End(1)              96,920

EuroPacific's Total Return        -28.0


*For the period April 16, 1984 (when the fund began operations) through March 31, 1985.

/1/Results reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for investments larger than $25,000. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. No adjustment has been made for income or capital gains taxes.

/2/Includes reinvested dividends of $10,414 and reinvested capital gain distributions of $34,921.

/3/The index is unmanaged and does not reflect sales charges, commissions or expenses.

/4/Begins April 30, 1984. Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
Past results are not predictive of future results.


Average annual
compound rate of
return for fund's
lifetime:  14.3%/1,2/

Average Annual Compound Returns+
(based on a $1,000 investment for periods ended March 31, 2001, with all distributions reinvested)

Class A Shares+
Ten Years       +11.28%
Five Years      +9.69%
One Year        -32.16%

+Assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods.
++Results for other share classes can be found on page 40.



[watermark:  Mark Denning][Begin Sidebar]
Mark Denning
London

GAINING PERSPECTIVE

[watermark: Gina Despres]
Gina Despres
Washington, D.C.
[End Sidebar]


[photographs of Fund officers]

[graphic of globe] A LONG-TERM OUTLOOK ON A VOLATILE YEAR

The American cartoonist Charles Schulz once observed that "it doesn't matter if you win or lose - until you lose." That sentiment would likely be shared by many stock investors discouraged by the past year's market turbulence. Unsettling as declines are, however, it's important to put them in their place. On the following pages, we invite you to hear from a number of EuroPacific's investment professionals as they offer their perspectives on why stocks fell so precipitously in fiscal 2001. Gina Despres is EuroPacific's chairman of the board. Joining her are fund president and portfolio counselor Mark Denning, and portfolio counselors Steve Bepler, Alwyn Heong, Rob Lovelace and Thierry Vandeventer.


BOOM TO BUST

GINA: I think we'd all agree that this was a year we were glad to see pass into history. Our March-to-March reporting period coincided with a spreading deterioration in markets around the world - first a meltdown in U.S. Internet stocks, then a sharp downturn in so-called new economy sectors and finally broad declines later in the year.

MARK: It's probably also safe to say that although we'd been concerned about the level of the market, even we were surprised by the severity of the decline. The 12-month numbers tell the story rather starkly: Nasdaq down 60%, the S&P 500 and EAFE down more than 20%. Not surprisingly, EuroPacific had its worst fiscal-year showing ever, and the first negative fiscal-year return over its 17-year lifetime. It's absolutely crucial to mention, though, that this loss came right on the heels of a remarkable 54% gain for fiscal 2000. If you consider the past two years as flip sides of the same coin - and I think you must - you end up with a more reasonable annualized return.

STEVE: Investor sentiment often overreaches itself over shorter time frames. What we saw last year was essentially the bursting of a speculative bubble that had expanded from around September 1998 through March 2000. Emotions reversed from heady exuberance to deep pessimism, with little regard for underlying fundamentals. Essentially worthless companies became incredibly highly valued as the bubble expanded. When the bubble burst, sound companies got trashed with the rest.


FORGETTING THE FUNDAMENTALS

ROB: Part of the problem this time was that it wasn't just the risky Internet stocks that had spun out of control. Investors were also pushing other sectors through the roof - notably the technology, media and telecommunications companies that Gina mentioned, including those based in developing markets in Latin America and Asia. Very quickly, even established businesses with good cash flow and credible revenues were reaching stock price levels that were simply unsustainable, leaving them vulnerable to even slight shocks. What happened last year was that global stock prices were whipsawed, first by rising energy prices and inflation fears, and then by a slowdown in the U.S. economy.

[graphic of globe] [Begin Sidebar]

Sitting on the sidelines, however tempting at the moment, can be a costly strategy longer term.
[End Sidebar]

[Begin Sidebar]
18 MONTHS OF TURBULENCE
[begin line chart]
Value (9/30/99=100)

Date                           EAFE                           S&P                            NASDAQ

Sep. 99                        100.00                         100.00                         100.00

Oct. 99                        103.63                         106.25                         108.02

Nov. 99                        107.12                         108.28                         121.48

Dec. 99                        116.63                         114.54                         148.18

Jan. 00                        109.12                         108.71                         143.49

Feb. 00                        111.95                         106.53                         171.03

Mar. 00                        116.18                         116.83                         166.52

Apr. 00                        109.95                         113.23                         140.58

May 00                         107.16                         110.75                         123.84

Jun. 00                        111.24                         113.40                         144.42

Jul. 00                        106.46                         111.55                         137.17

Aug. 00                        107.28                         118.32                         153.17

Sep. 00                        101.95                         111.99                         133.74

Oct. 00                        99.44                          111.44                         122.70

Nov. 00                        95.61                          102.51                         94.60

Dec. 00                        98.90                          102.93                         89.96

Jan. 01                        98.82                          106.49                         100.97

Feb. 01                        91.33                          96.67                          78.36

Mar. 01                        85.02                          90.46                          67.01


Source: MSCI EAFE, the S&P 500 and Nasdaq indexes. Figures (indexed to 100) are in U.S. dollars and show price changes without dividends from 9/30/1999 to 3/31/2001. The indexes are unmanaged.
[End Sidebar]

GINA: And the bubble that preceded it was largely driven by the misbegotten belief that the rules had suddenly changed - not just for dot-coms, but also for the solid earners EuroPacific invests in. People, even professionals, forgot that profits ultimately drive stock prices. In the frenzy, Wall Street analysts began relying on different ways of measuring valuations, including basing forecasts on earnings that had yet to exist.

STEVE: Unfortunately, when you see these market excesses, you know a day of reckoning is coming. All you can do to prepare is avoid getting swept up in the euphoria, maintain some cash reserves and act when the bargains appear. We're starting to see some bargains.

THIERRY: For investors in international markets, the apparent invincibility of the dollar only made matters worse. With the U.S. economy firing on all cylinders and American consumers satisfying an enormous appetite for foreign goods, you had Europeans and Asians feeding the cycle by rushing in to buy dollar-denominated assets, which looked more attractive than those at home. That contributed to the weakness in other currencies: The euro fell 8% against the dollar for the 12 months, and the yen declined about 18%. Although that gave exporters an edge against their U.S. competitors, it also exacerbated losses for dollar-based investors. At some point, of course, this trade imbalance will have to correct, and other currencies will strengthen relative to the dollar. As the U.S. economy slows, that may happen sooner rather than later - which would be a positive for the fund.

TELECOMMUNICATIONS: A LONG-TERM SUCCESS STORY

GINA: I'd like to focus a bit on the effect all this tumult has had on some of the fund's holdings. We might look in particular at European telecommunications stocks, not only because they've had a significant impact on EuroPacific's returns, but because our longtime involvement in the sector is a good illustration of how we approach all of our investment decisions.

[graphic of globe] GAINING PERSPECTIVE

MARK: That's a good idea. I would say that a number of factors caused the telecom sector to peak last March. First it's important to know that, unlike in the U.S., where Internet hook-up is provided by dedicated service providers, in Europe it's the phone companies that provide Internet service for their customers. As such, telecom stocks were viewed by investors as a proxy for Nasdaq in Europe - which doesn't have strong technology presence per se - and they rose correspondingly with the dot-com stocks in late 1999 and beyond.

ALWYN: Another catalyst for the price spike-up was the skirmish in late 1999 and early 2000 between Mannesmann and Vodafone. Although the two companies had comanaged assets in Germany and Italy, Vodafone launched a hostile takeover when Mannesmann acquired Orange, a U.K.-based wireless operator - and a key competitor in Vodafone's home market. With Mannesmann and Vodafone jockeying to emphasize the value of their respective franchises, the stock prices for both companies rose. Ultimately, of course, Vodafone won the battle.

STEVE: As a result of all this jousting, though, Vodafone increased the premium it would pay and, as a large holder of Mannesmann, the fund benefited enormously. By the way, the decision to hold on to Mannesmann through the close of the deal was the right one: The stock nearly doubled during this whole episode.

[Begin Sidebar]
[photograph of Darcy Kopcho]
DARCY KOPCHO Los Angeles
THE RESEARCH ADVANTAGE: PUTTING KNOWLEDGE TO WORK

How do long-term investors keep their focus in a tumultuous market environment? EuroPacific's eight portfolio counselors rely on the expertise of dozens of research analysts who follow companies and study industry trends around the world. As specialists in their respective fields, these men and women are at the "front lines" of the investment process - flagging trouble spots and uncovering diamonds in the rough.

In their efforts to identify a company's long-term prospects, research analysts for EuroPacific and the other American Funds travel millions of miles each year to meet with managers, visit facilities, and test new products and services. They interview suppliers, customers and competitors to get a well-rounded picture. Most importantly, they collaborate with each other, meeting regularly, paying joint research calls and sharing perspectives on events that could influence their recommendations. The result of these multiple viewpoints is a depth of information that helps us stay the course while others are fleeing and react quickly when opportunities present themselves.

In addition to supporting the fund's portfolio counselors, analysts are given a unique channel through which to demonstrate the strength of their convictions: the research portfolio. A portion of assets is assigned to the analysts, who may invest money in those companies they believe have the greatest potential. Automobile analyst Darcy Kopcho directs the global research unit that serves EuroPacific and a number of other American Funds. She notes that the research portfolio isn't just a holding pen for investment recommendations. Rather, she says, "this large group of analysts collectively functions as a single portfolio counselor, diversified by industry and by geography. Better yet, it's diversification without $filler,' because each of us brings only our best ideas to the table."

The ability to put "money where their mouths are" brings analysts' highly specialized knowledge directly to bear on investment results, and has made a measurable contribution to the fund's record. EuroPacific's research portfolio involves more than 30 analysts and accounts for about 20% of assets.
[End Sidebar]


[Begin Sidebar]
[photograph of Alwyn Heong]
Alwyn Heong
New York

[photograph of Steve Bepler]
Steve Bepler
New York

[photograph of Thierry Vandeventer]
Thierry Vandeventer
Geneva

[photograph of Rob Lovelace]
Rob Lovelace
Los Angeles
[End Sidebar]


[graphic of globe] GAINING PERSPECTIVE [photographs of Fund officers]

MARK: Yes, and the bidding wars raised expectations for all European telecoms, which EuroPacific profited from very handsomely. Unfortunately, the seeds of disaster were sown in February 2000, with the government auctions of spectrum licenses for the so-called "third generation" of mobile telephony. The first auctions were held in the U.K. and Germany, and phone companies overpaid horrendously for the licenses. The figures were astounding and completely unexpected, reaching some $5 billion apiece. Although bids in later auctions eventually normalized, most telecom companies found themselves saddled with enormous debts. That concern, which was compounded by the bursting of the technology bubble in March, really sounded the death knell and hurt a lot of holdings in the portfolio.

ROB: Most of us had already begun unwinding some of our telecom positions as valuations shot up, but the auction outcomes took us all by surprise, as they did most investors. With the privilege of hindsight, we obviously would have sold more and sold earlier, but we continued to lighten or eliminate positions throughout the year - mostly fixed-line companies such as KPN, Telefonica, France Telecom, Telecom Italia and Deutsche Telekom. There was a brief bounce-back as late as January, which allowed some of us to do profitable selling and lock in nice gains in a rough market. As the portfolio listing shows, telecommunications stocks now account for about 7% of assets, compared with nearly 20% a year ago. Some of that decrease comes from the decline in stock prices, of course, but to a large degree it's due to selling.

THIERRY: To appreciate what telecoms have meant for EuroPacific, though, you really have to extend the timeline, because our relationship with the sector began much earlier than a year or even two years ago. As an organization, we started looking seriously at telecoms in the mid-1980s, when AT&T was broken up and governments outside the U.S. were just beginning to privatize their national phone companies. EuroPacific's first telecom holding was Philippine Long Distance, which we added in 1986. By the early 1990s, our global telecom analysts - David Riley, Brad Vogt and others - were very excited about the potential for wireless communications and recommended that we buy selected stocks very aggressively.

MARK: I would emphasize that our optimism wasn't generally shared by the market, so we were able to acquire large stakes in companies like Portugal Telecom, Telecom Italia, Telefonos de Mexico and Telefonica of Spain at what amounted to bargain-basement prices.

THIERRY: Around that time, we also built our position in Mannesmann, the German industrial conglomerate, which was shifting its focus to telecommunications. By late 1997, telecoms accounted for 10% of the fund's assets, and by early 1998, the fund's exposure was up to 16%. As investors upgraded their expectations for mobile telephone growth, we were able to benefit from an incredible tailwind that lasted for about five years.

GINA: You don't get a better long-term growth story than that! I'd point out that our experience with telecommunications demonstrates that, as with country concentrations, we don't get in or out of sectors wholesale. Our company-by-company approach is amply proven by the fact that Vodafone is EuroPacific's second-largest holding.

[Begin Sidebar][graphic of globe]
The market bubble and subsequent decline were largely driven by the misbegotten belief that the rules had suddenly changed.
[End Sidebar]

[Begin Sidebar]
TELECOMMUNICATIONS VERSUS THE BROADER MARKET

EuroPacific's position in the sector was built largely in the early 1990s.
[begin line chart]
(in thousands)

Date                                    MSCI Telecom Index                      MSCI EAFE Index

Mar. 91                                 100.000                                 100.000

Sep. 91                                 105.680                                 101.773

Mar. 92                                 100.827                                 90.370

Sep. 92                                 109.155                                 92.720

Mar. 93                                 124.583                                 98.900

Sep. 93                                 136.964                                 115.190

Mar. 94                                 129.650                                 119.394

Sep. 94                                 137.078                                 124.722

Mar. 95                                 134.592                                 124.767

Sep. 95                                 155.181                                 129.852

Mar. 96                                 157.628                                 137.928

Sep. 96                                 151.900                                 138.840

Mar. 97                                 164.805                                 137.743

Sep. 97                                 187.639                                 153.388

Mar. 98                                 244.261                                 160.955

Sep. 98                                 247.368                                 138.499

Mar. 99                                 323.215                                 168.211

Sep. 99                                 334.014                                 178.823

Mar. 00                                 455.085                                 207.749

Sep. 00                                 301.651                                 182.312

Mar. 01                                 226.044                                 152.034


[end line chart]
Source: MSCI Telecommunications and EAFE Indexes. Figures (indexed to 100) are in U.S. dollars and show price changes without dividends. The indexes are unmanaged.
[End Sidebar]


MARK: That's where research makes the difference. Even though we've scaled back on a lot of our telecom positions, we're still investing selectively. We believe that Vodafone, for example, is well on its way to becoming the first global cellular operator, with "footprints" in the U.S., Japan and Europe, and more on the way. Management is committed to creating a unified standard of service for its business customers, and they've done a good job of developing Internet transmission over mobile networks, an area we believe will become important in the years ahead. Unlike a lot of service operators, Vodafone's balance sheet is strong, and while it's not pleasant to see the stock down so much, it's also very cheap. It all adds up well, and the research of David, Brad and their colleagues has convinced us that, in the long run, this company will emerge unscathed.

ROB: That emphasis on understanding individual companies very, very well ties in with our long-term perspective. A long time horizon gives us the luxury of making informed, rational decisions in every market environment. It allows us to be flexible but still stay focused on what's best for shareholders over the next five or even 10 years. The names we hold are ones we're pretty comfortable with, and some day we'll be glad we didn't take all of our money out of them. But right now, it's pretty painful.


CAUTION IN ASIA

GINA: Asia is another area that's had an impact on the fund. Some of my colleagues may disagree, but in my view the scenario looks quite bleak at the moment. In Japan, particularly, you have a weak but entrenched government system that has been trying - and failing - to stimulate an economic recovery. Unemployment is up, consumer confidence is at a low ebb, and banks are attempting to dig their way out of a mound of bad debt. In Taiwan and Korea, as well, we're seeing political difficulties that have overshadowed individual company fundamentals. Moreover, the economic slowdown in the U.S. may constrain Asia's major export market.

ALWYN: I think most of us are cautious on Asia as well, a concern that's reflected in the portfolio holdings. Last year, Asia represented nearly 40% of net assets; this year it's closer to 30%. Part of that decrease is due to the stock market decline but we've also been reducing our exposure to the region. That said, there are a number of individual companies we feel reasonably comfortable with. Some of the stand-outs would include Samsung Electronics, Taiwan Semiconductor, Sony and Matsushita Communications, which have all been fantastic contributors. We believe they'll continue to be successful in the long run.

[graphic of globe] GAINING PERSPECTIVE [photographs of Fund officers]

STEELING THE COURAGE OF YOUR CONVICTIONS

ROB: One of our challenges now is identifying which areas will look attractive for the future. In March 2000, the EAFE index had an average price-to-earnings ratio of close to 40; today it's around 23. So valuations are certainly lower now, but I think most stocks are still expensive compared to where they were a few years ago. We're also not seeing clear leadership among industries or countries that we feel we must own right now. As a result, we're choosing carefully in this market.

THIERRY: When you move into a more defensive mode, you focus less on excitement about growth concepts than where you're going to ride out the storm. If you were to compare EuroPacific's 10 largest holdings now versus 12 months ago, you'd see a substantial shift in emphasis to pharmaceuticals, banks and food companies, which have done better. The fund also has an ample cash reserve - amounting to more than $5 billion. That provides a cushion against the turbulence, but it also gives us the resources to react quickly when compelling opportunities do arise.

MARK: In uncertain times like these, I think most of us are girded by the courage of our convictions. We all believe the tide will turn and that our research will help us capitalize on the turnaround in the most advantageous way possible. Experience has also been a reliable teacher. It has shown us that market tops and bottoms are virtually impossible to predict; that resourceful companies find ways to survive tough times; and that sitting on the sidelines, however tempting at the moment, can be a costly strategy longer term.

GINA: You know, EuroPacific has seen a number of major disruptions in its lifetime: the 1987 market crash, the bursting of the Japanese bubble in 1989, the Gulf War in 1990, the Asian "flu" in 1997. In spite of these dislocations, the fund's long-term record has been remarkably, consistently strong. I would hope that shareholders find that comforting.


10 LARGEST HOLDINGS
March 31, 2001            March 31, 2000

AstraZeneca               Vodafone AirTouch
Vodafone Group            Samsung Electronics
Elan                      Rohm
Samsung Electronics       Ericsson
Taiwan Semiconductor      AstraZeneca
Hon Hai Precision         Telefonos de Mexico
Royal Dutch/"Shell"       Murata Manufacturing
ING Groep                 Taiwan Semiconductor
Vivendi Universal         Nokia
Nestle                    News Corp.


[photographic collage of globe]

[graphic of globe] WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

EuroPacific Growth Fund is a member of the American Funds, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend American Funds for their clients' serious money
- money set aside for education, a home, retirement and other important dreams. What our 29 funds have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital Research's calling cards include:

A LONG-TERM, VALUE-ORIENTED APPROACH: Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

AN UNPARALLELED GLOBAL RESEARCH EFFORT: We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM: More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

EXPERIENCED INVESTMENT PROFESSIONALS: More than 75% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

A COMMITMENT TO LOW OPERATING EXPENSES: You can't control market returns, but you can control what you invest in and how much you pay to own it. The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of funds. What mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The 29 American Funds offer an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS

Emphasis on long-term growth through stocks
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(SM)
SMALLCAP World Fund(r)

GROWTH-AND-INCOME FUNDS

Emphasis on long-term growth and dividends through stocks
American Mutual Fund(r)
Capital World Growth and Income Fund(SM)
Fundamental Investors(SM)
The Investment Company of America(r)
Washington Mutual Investors Fund(SM)

EQUITY-INCOME FUNDS

Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
The Income Fund of America(r)

BALANCED FUND

Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

INCOME FUNDS

Emphasis on current income through bonds
American High-Income Trust(SM)
The Bond Fund of America(SM)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(SM)

TAX-EXEMPT INCOME FUNDS

Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(SM)
The Tax-Exempt Bond Fund of America(r)

STATE-SPECIFIC TAX-EXEMPT FUNDS

The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS

Seek stable monthly income through money market instruments
The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(SM)
The U.S. Treasury Money Fund of AmericaSM

We also offer a full line of retirement plans and variable annuities.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER, DOWNLOAD ONE FROM OUR WEB SITE AT WWW.AMERICANFUNDS.COM, OR PHONE THE FUNDS' TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISER FOR A COPY OF OUR BROCHURE A PORTFOLIO FOR EVERY INVESTOR.


EuroPacific Growth Fund
Investment Portfolio, March 31, 2001

[pie chart                                                                               Largest               Percent
Industry Diversification                                                              Individual                of Net
Percent of Net Assets                                                                   Holdings                Assets

 9.78%  Pharmaceuticals                                                              AstraZeneca                   4.05
 7.80%  Banks                                                                     Vodafone Group                   2.67
 7.69%  Media                                                                               Elan                   2.10
 5.29%  Oil & Gas                                                                        Samsung                   1.82
                                                                                     Electronics
 4.80%  Semiconductor Equipment & Products                                                Taiwan
                                                                                  Semiconductor
45.49%  Other Industries                                                           Manufacturing                   1.48
 0.08%  Bonds & Notes                                                          Hon Hai Precision
19.07%  Cash & Equivalents                                                              Industry                   1.48
[end pie chart]                                                                      Royal Dutch Petroleum/
                                                                              "Shell" Transport
                                                                                     and Trading                   1.46
                                                                                       ING Groep                   1.39
                                                                               Vivendi Universal                   1.35
                                                                                          Nestle                   1.33



                                                                                       Shares or       Market  Percent
                                                                                       Principal        Value   of Net
EQUITY SECURITIES (common and preferred stocks and                                        Amount   (Millions)   Assets
 convertible debentures)

PHARMACEUTICALS  -  9.78%
AstraZeneca PLC (United Kingdom)                                                       25,093,285    1,187.872     4.05
Elan Corp., PLC (ADR) (Ireland) /1/                                                    11,775,300      615.259     2.10
Aventis SA (France)                                                                     4,555,000      351.938     1.20
Chugai Pharmaceutical Co., Ltd. (Japan)                                                10,658,000      161.218      .55
Novartis AG (Switzerland)                                                                 100,100      156.222      .53
Shionogi & Co., Ltd. (Japan)                                                            9,024,000      138.511      .47
Novo Nordisk A/S, Class B (Denmark)                                                       435,000       88.155      .30
GlaxoSmithKline PLC (formerly Glaxo Wellcome PLC)                                       2,000,000       52.273      .18
 (United Kingdom) /1/
CSL Ltd. (Australia)                                                                    2,740,000       47.849      .17
Sanofi-Synthelabo (France)                                                                665,600       36.976      .13
Shire Pharmaceuticals Group PLC (United Kingdom) /1/                                    1,364,434       20.824
Shire Pharmaceuticals Group PLC (ADR) /1/                                                  63,000        2.756      .08
Fujisawa Pharmaceutical Co. Ltd. (Japan)                                                  298,000        6.304      .02

BANKS  -  7.80%
Bank of Nova Scotia (Canada)                                                           12,098,200      309.837     1.06
ABN AMRO Holding NV (Netherlands)                                                      15,593,985      284.148      .97
Sakura Bank, Ltd. (Japan) /2/                                                          41,110,000      219.707
Sakura Finance (Bermuda) Trust .075% convertible                                    1,614,000,000       17.136      .81
 preference share units
Mizuho Holdings, Inc. (Japan)                                                              36,405      204.116      .70
Bank of Scotland (United Kingdom)                                                      19,932,119      198.083      .68
Lloyds TSB Group PLC (United Kingdom)                                                  16,400,000      161.002      .55
Westpac Banking Corp. (Australia)                                                      23,433,654      144.601      .49
Royal Bank of Canada (Canada)                                                           4,005,400      119.794      .41
Australia and New Zealand Banking Group Ltd.(Australia)                                15,568,887      104.652      .36
Hang Seng Bank Ltd. (Hong Kong)                                                         8,605,100       99.854      .34
DBS Group Holdings Ltd. (Singapore)                                                    10,326,550       93.269      .32
Bangkok Bank PCL (Thailand) /1/                                                        64,267,800       66.053      .22
Unibanco-Uniao de Bancos Brasileiros SA, units (GDR)                                    3,200,000       65.280      .22
 (Brazil)
Tokai Bank, Ltd. (Japan) /2/                                                           12,500,000       42.648      .15
Asahi Bank, Ltd. (Japan)                                                               13,343,000       33.639      .11
Toronto-Dominion Bank (Canada)                                                          1,223,700       30.641      .10
Svenska Handelsbanken Group, Class A (Sweden)                                           2,000,000       28.580      .10
Shinhan Bank (South Korea)                                                              3,200,000       25.624      .09
HSBC Holdings PLC (United Kingdom)                                                      1,617,121       19.076      .06
Commonwealth Bank of Australia (Australia)                                                700,000        9.766      .03
MBL International Finance (Bermuda) Trust 3.00%                                        $9,000,000        9.113      .03
 convertible debentures 2002 (Japan)

MEDIA  -  7.69%
Vivendi Universal (formerly Vivendi SA, Seagram Co.                                     5,891,942      356.575
 Ltd. and CANAL+) (France) /1/
Vivendi Universal (ADR) /1/                                                               640,000       38.816     1.35
News Corp. Ltd. (ADR) (Australia)                                                       4,040,300      126.865
News Corp. Ltd., preferred                                                             10,277,213       66.325
News Corp. Ltd.                                                                         7,041,928       53.346
News Corp. Ltd., preferred (ADR)                                                          745,100       19.894      .91
KirchMedia GmbH & Co. KGaA, non-voting                                                  3,430,000      132.188      .45
 (Germany) /1/ /2/ /3/
Granada PLC (formerly Granada Compass PLC and                                          51,227,254      126.000      .43
 Granada Media PLC) (United Kingdom)
Grupo Televisa, SA, ordinary participation                                              3,694,400      123.430      .42
 certificates (ADR) (Mexico) /1/
Mediaset SpA (Italy) /3/                                                                7,300,000       67.728
Mediaset SpA                                                                            5,454,200       50.603      .40
Nippon Television Network Corp. (Japan)                                                   331,980      102.968      .35
United Pan-Europe Communications NV (Netherlands) /1/                                  12,443,500       77.002      .26
Fuji Television Network, Inc. (Japan)                                                      10,760       75.048      .26
Telewest Communications PLC (United Kingdom) /1/                                       45,800,000       74.450      .25
KirchPayTV GmbH & Co. KGaA, non-voting                                                  2,158,091       61.963      .21
 (Germany) /1/ /2/ /3/
Tokyo Broadcasting System, Inc. (Japan)                                                 2,577,000       61.279      .21
Reuters Group PLC (United Kingdom)                                                      4,973,942       60.376      .21
Pearson PLC (United Kingdom)                                                            3,264,545       57.006      .20
Publishing & Broadcasting Ltd. (Australia)                                             11,865,111       56.431      .19
United Business Media PLC (formerly United News &                                       4,600,000       41.992
 Media PLC) (United Kingdom)
United News & Media PLC 6.125% convertible                                              7,400,000       10.952      .18
 debentures 2003
Arnoldo Mondadori Editore SpA (Italy)                                                   5,450,200       48.971      .17
Lagardere Groupe SCA (France)                                                             920,000       46.378      .16
RTL Group (Luxembourg)                                                                    795,000       44.724      .15
Shaw Communications Inc., Class B (Canada)                                              2,000,000       38.479      .13
Television Broadcasts Ltd. (Hong Kong)                                                  6,700,000       36.597      .13
Havas Advertising (France) /1/                                                          2,800,000       33.620      .12
Modern Times Group MTG AB, Class B (ADR) (Sweden) /1/                                     211,822       25.419
Modern Times Group MTG AB, Class B /2/                                                    302,260        6.544      .11
Daily Mail and General Trust PLC, Class A                                               2,969,700       30.567      .10
 (United Kingdom)
Independent News & Media PLC (formerly Independent                                     11,495,031       25.766      .09
 Newspapers PLC) (Ireland)
EMI Group PLC (United Kingdom)                                                          3,400,000       21.939      .07
Thomson Corp. (Canada)                                                                    650,000       21.653      .07
EM.TV & Merchandising AG (Germany) /1/                                                  2,618,000       12.427
EM.TV & Merchandising AG 4.00% convertible                                             13,781,000        7.298      .07
 debentures 2005
Carlton Communications PLC (United Kingdom)                                             1,600,000        8.904      .03
PT Multimedia-Servicos de Telecomunicacoes e                                              180,000        2.682      .01
 Multimedia, SGPS, SA (Portugal) /1/

OIL & GAS  -  5.29%
Royal Dutch Petroleum Co. (New York registered)                                         3,550,000      196.812
 (Netherlands)
Royal Dutch Petroleum Co.                                                               1,000,000       55.368
"Shell" Transport and Trading Co., PLC                                                 11,877,200       91.730
 (United Kingdom)
"Shell" Transport and Trading Co., PLC (New                                             1,778,800       83.123     1.46
 York registered)
Petroleo Brasileiro SA - Petrobras, ordinary                                           14,300,000      340.340     1.16
 nominative (ADR) (Brazil)
TOTAL FINA ELF SA, Class B (France)                                                     1,593,378      214.989
TOTAL FINA ELF SA, Class B (ADR)                                                          828,807       56.317
TOTAL FINA ELF SA /1/                                                                     180,000         .002      .93
ENI SpA (Italy)                                                                        24,500,000      159.126      .54
Sasol Ltd. (South Africa)                                                              16,794,100      138.255      .47
LUKOIL (ADR) (Russia)                                                                   2,317,600       86.215      .29
Petro-Canada (Canada)                                                                   2,300,000       51.672      .18
Suncor Energy Inc. (Canada)                                                             1,500,000       38.548      .13
China Petroleum & Chemical Corp. (China) /1/                                          235,000,000       37.062      .13

SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  4.80%
Samsung Electronics Co., Ltd. (South Korea)                                             3,401,451      531.956     1.82
Taiwan Semiconductor Manufacturing Co. Ltd.                                           160,483,160      433.672     1.48
 (Taiwan) /1/
Rohm Co., Ltd. (Japan)                                                                  2,167,000      361.913     1.23
ASM Lithography Holding NV (Netherlands) /1/                                            2,000,000       44.302      .15
Tokyo Electron Ltd. (Japan)                                                               275,000       18.109      .06
Nikon Corp. (Japan)                                                                       832,000        9.402      .03
Hyundai Electronics Industries Co., Ltd.                                                3,243,490        7.694      .03
 (South Korea) /1/

WIRELESS TELECOMMUNICATION SERVICES  -  4.30%
Vodafone Group PLC (United Kingdom)                                                   280,399,480      768.300
Vodafone Group PLC (ADR)                                                                  525,000       14.254     2.67
NTT DoCoMo, Inc. (Japan)                                                                   11,510      199.553      .68
China Unicom Ltd. (China) /1/                                                         144,426,400      155.556      .53
Telecom Italia Mobile SpA (Italy)                                                       9,416,902       62.520      .21
China Mobile (Hong Kong) Ltd. (China) /1/                                               6,000,000       26.388      .09
Swiss Life-Mannesmann 1.50% convertible debentures                                     $8,000,000       12.150      .04
 2003 (Switzerland) /3/
Turkcell Iletisim Hizmetleri AS (Turkey) /1/                                          828,941,080       11.398      .04
Bouygues SA (France)                                                                      300,000       10.021      .04

ELECTRONIC EQUIPMENT & INSTRUMENTS  -  3.50%
Hon Hai Precision Industry Co., Ltd. (Taiwan)                                          68,168,000      418.375
Hon Hai Precision Industry Co., Ltd. 0% convertible                                   $14,510,000       14.836     1.48
 debentures 2005 /3/
Murata Manufacturing Co., Ltd. (Japan)                                                  2,210,000      182.966      .63
Samsung Electro-Mechanics Co., Ltd. (South Korea) /1/                                   3,730,000      111.760      .38
EPCOS AG (Germany)                                                                      1,895,000      108.104      .37
Hirose Electric Co., Ltd. (Japan)                                                         840,000       76.825      .26
Hitachi, Ltd. (Japan)                                                                   7,270,000       62.038      .21
TDK Corp. (Japan)                                                                         773,000       50.718      .17

DIVERSIFIED TELECOMMUNICATION SERVICES  -  3.18%
Telefonos de Mexico, SA de CV, Class L (ADR)(Mexico)                                    9,175,000      289.379
Telefonos de Mexico, SA de CV, Class L                                                 19,225,000       30.344     1.09
DDI Corp. (Japan)                                                                          46,044      149.037      .51
Telecom Italia SpA  (Italy)                                                            10,000,000      100.162      .34
Philippine Long Distance Telephone Co. (ADR)                                            4,926,094       70.689      .24
 (Philippines)
Tele Danmark AS (Denmark)                                                               1,420,000       49.607      .17
Korea Telecom Corp. (ADR) (South Korea)                                                 1,509,200       35.044
Korea Telecom Corp.                                                                       195,000        8.307      .15
Videsh Sanchar Nigam Ltd. (ADR) (India)                                                 2,763,338       32.746
Videsh Sanchar Nigam Ltd.                                                               1,350,000        8.502      .14
Cable & Wireless Optus Ltd. (Australia) /1/                                            21,416,800       38.027      .13
Cia. de Telecomunicaciones de Chile SA (ADR)                                            2,034,673       26.858      .09
 (Chile) /1/
TELUS Corp. (Canada)                                                                    1,202,900       23.791      .08
France Telecom, SA (France)                                                               376,800       21.976      .07
Deutsche Telekom AG (Germany)                                                             797,000       18.705      .06
BCE Inc. (Canada)                                                                         584,243       13.126      .05
Portugal Telecom, SA (Portugal)                                                         1,104,000        9.413      .03
Telia AB (Sweden) /1/                                                                     750,000        4.150      .02
Mahanagar Telephone Nigam Ltd.(GDR)(India)/3/                                             570,600        3.352      .01

FOOD PRODUCTS  -  3.08%
Nestle SA (Switzerland)                                                                   186,500      388.622     1.33
Groupe Danone (France)                                                                  1,798,800      227.369      .78
Orkla AS, Class A (Norway) /4/                                                         11,024,000      193.296      .66
Unilever PLC (United Kingdom)                                                          12,802,700       92.243      .31

DIVERSIFIED FINANCIALS  -  2.23%
ING Groep NV (Netherlands)                                                              5,717,984      371.932
ING Groep NV, Class B, warrants, expire 2008 /1/                                        1,208,700       34.211     1.39
ORIX Corp. (Japan)                                                                        664,400       55.587
ORIX Corp. (ADR)                                                                          189,600        8.086
ORIX Corp. 0.375% convertible debentures 2005                                    Yen 600,000,000         5.697      .23
STB Cayman Capital, Ltd. 0.50% convertible                                     Yen 5,925,000,000        67.619      .23
 debentures 2007 (Japan)
Hutchison Whampoa Ltd. (Hong Kong)                                                      3,558,500       37.187      .13
Ayala Corp. (Philippines)                                                             189,565,400       28.396      .10
First Pacific Co. Ltd. (Hong Kong)                                                    109,500,000       27.098      .09
Shohkoh Fund & Co., Ltd. (Japan)                                                          160,000       18.833      .06

COMMUNICATIONS EQUIPMENT  -  2.11%
Nokia Corp., Class A (Finland)                                                          9,345,000      223.510
Nokia Corp., Class A (ADR)                                                              2,400,000       57.600      .96
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                                      28,370,000      154.244
Telefonaktiebolaget LM Ericsson, Class B (ADR)                                         12,110,000       67.740      .76
Matsushita Communication Industrial Co., Ltd.(Japan)                                      899,000       57.912      .20
ECI Telecom Ltd. (Israel)                                                               2,935,000       22.379      .08
Nortel Networks Corp. (Canada)                                                            955,676       13.449      .04
Alcatel (ADR) (France)                                                                    400,000       11.504      .04
SAGEM SA (France)                                                                         118,800        9.189      .03

PAPER & FOREST PRODUCTS  -  1.84%
UPM-Kymmene Corp. (Finland)                                                             7,730,800      217.452      .74
Stora Enso Oyj, Class R  (Finland)                                                     14,648,443      138.288      .47
Abitibi-Consolidated Inc. (Canada)                                                     12,500,000       97.544      .34
Sappi Ltd. (South Africa)                                                              10,861,000       85.477      .29

AUTOMOBILES  -  1.83%
Honda Motor Co., Ltd. (Japan)                                                           6,510,000      265.080      .91
Suzuki Motor Corp. (Japan)                                                             19,015,000      208.841      .71
DaimlerChrysler AG (Germany)                                                            1,000,000       44.038      .15
Volkswagen AG (Germany)                                                                   400,000       18.283      .06

INSURANCE  -  1.73%
Zurich Financial Services (formerly Allied                                                373,500      122.649      .42
 Zurich PLC) (Switzerland) /1/
PartnerRe Holdings Ltd. (Singapore)                                                     1,931,900       95.185      .32
Yasuda Fire and Marine Insurance Co., Ltd. (Japan)                                     15,999,000       84.741      .29
Mitsui Marine and Fire Insurance Co., Ltd. (Japan)                                     15,111,000       81.840      .28
Nichido Fire and Marine Insurance Co., Ltd. (Japan)                                     6,845,000       42.516      .14
Nippon Fire and Marine Insurance Co., Ltd. (Japan)                                     10,217,000       34.127      .12
Royal & Sun Alliance Insurance Group PLC                                                3,923,056       26.650      .09
 (United Kingdom)
AEGON NV (Netherlands)                                                                    654,513       19.193      .07

ELECTRIC UTILITIES  -  1.66%
PowerGen PLC (United Kingdom)                                                          23,571,901      239.275      .82
Scottish Power PLC (United Kingdom)                                                    17,575,000      116.772      .40
National Grid Group PLC (United Kingdom)                                                5,500,000       42.477      .14
Korea Deposit Insurance Corp. 2.25% convertible                                       $35,300,000       36.800      .13
 debentures 2005 (South Korea) /3/
Union Electrica Fenosa, SA (Spain) /1/                                                  1,600,000       29.169      .10
Manila Electric Co., Class A (GDR)                                                      3,732,000       15.959
(Philippines) /2/) /3/
Manila Electric Co., Class B                                                            5,521,333        5.756      .07

INDUSTRIAL CONGLOMERATES  -  1.53%
Siemens AG (Germany)                                                                    2,100,000      215.970      .74
Norsk Hydro AS (Norway)                                                                 3,950,000      161.390
Norsk Hydro AS (ADR)                                                                      500,000       20.605      .62
Smiths Group PLC (formerly TI Group PLC and Smiths                                      4,707,142       51.591      .17
 Industries PLC) (United Kingdom)

BEVERAGES  -  1.47%
Foster's Brewing Group Ltd. (Australia)                                                66,810,579      167.840      .57
Heineken NV (Netherlands)                                                               1,875,000       97.734      .34
Ito En, Ltd. (Japan)                                                                    1,165,000       75.511      .26
Diageo PLC (United Kingdom)                                                             3,300,000       33.123      .11
Lion Nathan Ltd. (New Zealand)                                                         12,748,748       25.946      .09
Coca-Cola HBC SA (formerly Hellenic Bottling Co.                                        1,308,283       17.802      .06
 SA) (Greece)
Coca-Cola West Japan Co. Ltd. (Japan)                                                     550,000       11.723      .04

LEISURE EQUIPMENT & PRODUCTS  -  1.40%
Nintendo Co., Ltd. (Japan)                                                              2,205,700      359.781     1.23
Fuji Photo Film Co., Ltd. (Japan)                                                       1,320,000       48.710      .17

HOUSEHOLD DURABLES  -  1.33%
Sony Corp. (Japan)                                                                      4,364,300      308.909     1.05
Sekisui House, Ltd. (Japan)                                                             5,820,000       46.703      .16
Funai Electric Co., Ltd. (Japan)                                                          225,000       17.375      .06
Daiwa House Industry Co., Ltd. (Japan)                                                  2,560,000       16.512      .06

COMMERCIAL SERVICES & SUPPLIES  -  1.09%
Buhrmann NV (Netherlands) /1/                                                           4,444,000      114.063      .39
Brambles Industries Ltd. (Australia)                                                    4,350,000       93.068      .32
Securitas AB, Class B (Sweden)                                                          3,108,000       51.740      .18
Adecco SA (Switzerland)                                                                    92,000       48.125      .16
Rentokil Initial PLC (United Kingdom)                                                   5,000,000       13.345      .04

REAL ESTATE  -  1.03%
Sun Hung Kai Properties Ltd. (Hong Kong)                                                8,150,000       77.853      .26
Hongkong Land Holdings Ltd. (Singapore)                                                34,363,300       73.881      .25
Cheung Kong (Holdings) Ltd. (Hong Kong)                                                 5,500,000       57.652      .20
Wharf (Holdings) Ltd. (Hong Kong) /1/                                                  18,567,000       48.685      .17
Ayala Land, Inc. (Philippines)                                                        212,287,800       23.635      .08
Security Capital European Realty (Luxembourg)                                           1,125,000       20.700      .07
 /1/ /2/ /3/

AUTO COMPONENTS  -  0.99%
GKN PLC (United Kingdom)                                                               28,200,000      289.257      .99

BUILDING PRODUCTS  -  0.96%
Asahi Glass Co., Ltd. (Japan)                                                          20,694,000      144.828      .49
TOSTEM CORP. (Japan)                                                                    7,050,000       81.523      .28
Nippon Sheet Glass Co., Ltd. (Japan)                                                    3,296,000       31.901      .11
Nippon Electric Glass Co., Ltd. (Japan)                                                 1,590,000       24.279      .08

METALS & MINING  -  0.91%
Pohang Iron & Steel Co., Ltd. (South Korea)                                             1,999,340      135.294      .46
Billiton PLC (United Kingdom)                                                          16,618,800       75.146      .26
BHP Ltd. (formerly Broken Hill Proprietary Co.                                          3,000,000       28.683      .10
 Ltd.) (Australia)
Usinor 3.875% convertible preferred 2005 (France)                                       1,270,000       21.713      .07
De Beers Consolidated Mines Ltd. (South Africa)                                           180,400        6.873      .02

IT CONSULTING & SERVICES  -  0.81%
CMG PLC (United Kingdom)                                                                7,884,436       67.313      .23
Infosys Technologies Ltd. (India)                                                         705,000       61.822      .21
Logica PLC (United Kingdom)                                                             4,080,000       57.345      .20
ALTRAN Technologies (France)                                                              900,000       50.116      .17

SPECIALTY RETAIL  -  0.75%
Dixons Group PLC (United Kingdom)                                                      55,661,561      219.881      .75

HOTELS, RESTAURANTS & LEISURE  -  0.70%
Compass Group PLC (formerly Granada Compass PLC)                                       18,223,660      129.878      .44
 (United Kingdom) /1/
P&O Princess Cruises PLC (United Kingdom) /1/                                          10,000,000       39.042      .13
Airtours PLC (United Kingdom)                                                           9,420,000       37.179      .13

OFFICE ELECTRONICS  -  0.69%
Canon Inc. (Japan)                                                                      5,570,000      201.555      .69

MACHINERY  -  0.64%
Mitsubishi Heavy Industries, Ltd. (Japan)                                              27,300,000      100.090      .34
Metso Oyj (Finland)                                                                     5,000,000       44.389      .15
Sandvik AB (Sweden) /1/                                                                 2,300,000       41.830      .15

CHEMICALS  -  0.55%
BOC Group PLC (United Kingdom)                                                          5,005,000       68.072      .23
L'Air Liquide (France)                                                                    399,814       56.019      .19
Bayer AG (Germany)                                                                        600,000       25.262      .09
Imperial Chemical Industries PLC (ADR)                                                    430,000       10.582      .04
 (United Kingdom)

OTHER INDUSTRIES -  3.91%
Hoya Corp. (Japan)                                                                      1,624,000      105.391      .36
Deutsche Lufthansa AG (Germany)                                                         4,485,500       83.981      .29
Bombardier Inc., Class B (Canada)                                                       6,000,000       82.916      .28
Kingfisher PLC (United Kingdom)                                                        10,501,462       67.836      .23
British Airways PLC (United Kingdom)                                                   12,100,000       54.112      .18
Woolworths Ltd. (Australia)                                                            12,977,576       52.543      .18
TNT Post Groep NV (Netherlands)                                                         2,507,541       52.238      .18
Wal-Mart de Mexico (formerly Cifra), SA de CV,                                         16,787,918       39.116
 Class V (Mexico)
Wal-Mart de Mexico, SA de CV, Class C                                                   6,037,600       12.844      .18
Cemex, SA de CV, ordinary participation certificates,                                   2,380,260       51.176
 units (ADR) (Mexico)
Cemex, SA de CV, warrants, expire 2002 /1/                                                262,457         .420      .18
Uni-Charm Corp. (Japan)                                                                 1,080,000       46.381      .16
United Utilities PLC (United Kingdom)                                                   4,978,414       43.255      .15
Fujitsu Ltd. (Japan)                                                                    3,238,000       43.005      .15
Matsushita Electric Works, Ltd. (Japan)                                                 3,655,000       38.428      .13
Essilor (France) /1/                                                                      128,500       36.710      .12
Mitsui & Co., Ltd. (Japan)                                                              5,600,000       29.750      .10
Koninklijke Ahold NV (Netherlands)                                                        940,000       29.068      .10
Seven-Eleven Japan Co., Ltd. (Japan)                                                      700,000       27.835      .09
Nippon COMSYS Corp. (Japan)                                                             1,730,000       26.072      .09
Wanadoo (acquired Freeserve PLC) (France)/1/                                            4,512,500       24.473      .08
"Holderbank" Financiere Glaris Ltd. (Switzerland)                                          23,966       24.162      .08
Ito-Yokado Co., Ltd. (Japan)                                                              469,000       22.678      .08
Finmeccanica SpA (Italy) /1/                                                           22,000,000       21.929      .07
BAE SYSTEMS PLC (United Kingdom)                                                        4,000,000       17.831      .06
Loblaw Companies Ltd. (Canada)                                                            560,100       17.540      .06
LVMH Moet Hennessy Louis Vuitton (France)                                                 350,000       17.536      .06
Toshiba Corp. (Japan)                                                                   3,000,000       17.465      .06
Stolt-Nielsen SA, Class B (ADR) (Multinational)                                           809,100       12.212      .04
Safeway PLC (United Kingdom)                                                            2,307,500       10.753      .04
Kvaerner ASA, Class A (Norway) /1/                                                      1,202,221        8.406      .03
Elektrim SA 3.75% convertible debentures 2004                                          10,600,000        7.827      .03
 (Poland)
Tiscali SpA (acquired World Online International)                                         478,910        6.440      .02
 (Italy) /1/
T-Online International AG (Germany) /1/                                                   620,000        5.559      .02
Baltimore Technologies PLC (United Kingdom)/1/                                          3,775,100        4.783      .02
Liberty Surf Group SA (France)/1/                                                         320,200        2.111      .01
Lernout & Hauspie Speech Products NV (Belgium)/1/                                         260,000         .478      .00
I.T.C. Ltd. (India)                                                                           372         .007      .00
Compal Electronics, Inc. (Taiwan)                                                             100         .000      .00

MISCELLANEOUS  -  1.27%
Other equity securities in initial period of                                                           372.860     1.27
 acquisition

TOTAL EQUITY SECURITIES (cost: $21,071.912 million)                                                 23,691.351    80.85




                                                                                       Principal       Market  Percent
                                                                                          Amount        Value   of Net
BONDS & NOTES                                                                         (Millions)   (Millions)   Assets

NON-U.S. GOVERNMENT OBLIGATIONS  -  0.08%
Argentina (Republic of), Series L, 5.563%                                                   8.310        7.018
 Eurobonds 2005 /5/
Argentina (Republic of) 11.75% 2009                                                         5.890        5.059
Argentina (Republic of) 9.75% 2027                                                          2.390        1.769
Argentina (Republic of) 11.375% 2017                                                         .680         .569      .05
Turkey Treasury Bills 0% 2001                                                 TRL 12,910,000.000         6.958
Turkey Treasury Bills 0% 2002                                                  TRL 5,000,000.000         3.015      .03

TOTAL BONDS & NOTES   (cost: $25.458 million)                                                           24.388      .08




                                                                                       Principal       Market  Percent
                                                                                          Amount        Value   of Net
SHORT-TERM SECURITIES                                                                 (Millions)   (Millions)   Assets

CORPORATE SHORT-TERM NOTES  -  8.51%
Deutsche Bank Financial Inc. 4.69%-5.28% due                                              125.000      124.019      .42
 4/23-6/18/2001
Abbey National North America 5.20%-5.50% due                                              122.500      122.066      .42
 4/10-5/22/2001
Dresdner U.S. Finance Inc. 4.68%-5.50% due                                                115.000      114.400      .39
 4/18-6/21/2001
CBA (Delaware) Finance Inc. 4.98%-5.36% due                                               114.000      113.502      .39
 4/30-5/2/2001
AB Spintab 4.65%-5.48% due 4/20-7/24/2001                                                 113.500      112.785      .38
Danske Bank AS 4.935%-5.46% due 4/17-6/6/2001                                             110.000      109.496      .37
Alcoa Inc. 4.91%-5.40% due 4/3-6/11/2001                                                  100.000       99.627      .34
ANZ (Delaware) Inc. 4.70%-5.49% due 4/6-6/19/2001                                         100.000       99.452      .34
Societe Generale North America Inc. 4.95%-5.46%                                           100.000       99.451      .34
 due 4/10-6/4/2001
Ciesco LP 4.69%-5.45% due 4/4-6/20/2001                                                   100.000       99.426      .34
Verizon Network Funding Corp. 4.92%-5.33% due                                             100.000       99.271      .34
 4/24-6/22/2001
ABN AMRO North America Finance Inc. 4.90%-5.23%                                           100.000       99.262      .34
 due 5/1-6/14/2001
UBS Finance (Delaware) Inc. 4.92%-4.935%                                                  100.000       99.100      .34
 due 6/5-6/6/2001
Lloyds Bank PLC 4.67%-5.45% due 4/11-7/16/2001                                            100.000       98.960      .34
American Honda Finance Corp. 4.90%-5.02% due                                               90.000       89.156      .30
 5/24-6/12/2001
Halifax PLC 4.70%-5.50% due 4/12-7/13/2001                                                 90.000       89.109      .30
CDC Commercial Paper Corp. 4.90%-5.40% due                                                 75.000       74.494      .25
 4/20-6/8/2001 /3/
Internationale Nederlanden (U.S.) Funding Corp.                                            75.000       74.304      .25
 4.92%-4.94% due 6/7-6/8/2001
Svenska Handelsbanken Inc. 4.93%-5.18% due                                                 75.000       74.258      .25
 6/5-6/15/2001
Westpac Capital Corp. 4.85%-5.24% due 6/1-7/5/2001                                         75.000       74.152      .25
General Motors Acceptance Corp. 5.48%-5.50%                                                73.250       73.133      .25
 due 4/3-4/20/2001
Coca-Cola Co. 5.25%-5.42% due 4/2-4/20/2001                                                72.500       72.385      .25
Ford Motor Credit Co. 4.94%-5.34% due 4/6-5/31/2001                                        70.000       69.629      .24
KfW International Finance Inc. 4.68%-5.60% due                                             62.250       61.976      .21
 4/4-6/27/2001
Wells Fargo & Co. 5.20%-5.25% due 5/4-5/15/2001                                            60.700       60.363      .21
Telstra Corp. Ltd. 4.70%-5.25% due 5/8-7/24/2001                                           60.000       59.445      .20
Bank of America Corp. 5.22%-5.28% due 4/24-5/8/2001                                        50.000       49.779      .17
Canadian Wheat Board 4.75%-5.05% due 5/2-7/16/2001                                         50.000       49.539      .17
Bank of Montreal 5.16% due 4/9/2001                                                        35.000       34.955      .12

FEDERAL AGENCY SHORT-TERM OBLIGATIONS  -  7.13%
Freddie Mac 4.71%-5.49% due 4/2-7/13/2001                                                 783.300      778.389     2.66
Federal Home Loan Banks 4.82%-5.42% due 4/6-6/22/2001                                     574.256      571.189     1.95
Fannie Mae 4.675%-6.10% due 4/5-6/28/2001                                                 568.657      564.412     1.93
Sallie Mae 4.665%-4.705% due 4/19-9/20/2001 /5/                                            80.000       79.987
Sallie Mae 5.36% due 4/18/2001                                                             25.000       24.934      .36
Federal Farm Credit Bank 5.12% due 6/4/2001                                                68.000       67.409      .23

CERTIFICATES OF DEPOSIT  -  2.90%
Rabobank Nederland NV 5.62%-5.645% 4/16-4/17/2001                                         125.000      125.011      .43
Barclays Bank PLC 5.29%-5.55% 4/10-5/11/2001                                              123.000      123.007      .42
National Australia Bank Ltd. 5.48% 4/30/2001                                              100.000      100.025      .34
Toronto-Dominion Bank 5.32%-5.73% due 4/5-5/18/2001                                       100.000      100.018      .34
National Westminster Bank PLC 4.91%-5.80% due                                             100.000      100.013      .34
 4/5-6/6/2001
Canadian Imperial Bank of Commerce 4.75%-5.00%                                            100.000      100.003      .34
 due 6/7-6/20/2001
Commerzbank AG 5.30%-5.54% due 5/9-5/14/2001                                               50.000       50.018      .17
Bank of Nova Scotia 5.40%-5.68% due 4/17-5/8/2001                                          50.000       50.017      .17
Morgan Guaranty Trust Co. of New York 6.30%                                                50.000       50.002      .17
 due 4/2/2001
Halifax PLC 5.43% due 5/1/2001                                                             25.000       25.007      .09
Svenska Handelsbanken Inc. 5.58% due 4/23/2001                                             25.000       25.004      .09

NON-U.S. CURRENCY  -  0.03%
New Taiwanese Dollar                                                                  NT$275.100         8.400      .03

TOTAL SHORT-TERM SECURITIES (cost: $5,440.084 million)                                               5,440.339    18.57

TOTAL INVESTMENT SECURITIES (cost: $26,537.454 million)                                             29,156.078    99.50
Excess of cash and receivables over payables                                                           145.046      .50

NET ASSETS                                                                                          29,301.124   100.00




/1/ Non-income-producing security.
/2/ Valued under procedures established by the
 Board of Directors.
(3) Purchased in a private placement transaction;
 resale may be limited to qualified
 institutional buyers; resale to the public may require registration.
/4/ The fund owns 5.03% of the outstanding voting securities of Orkla AS, Class A, and thus is considered an affiliate as defined under the Investment Company Act of 1940.
/5/ Coupon rate may change periodically.


ADR = American Depositary Receipts
GDR = Global Depositary Receipts

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental, and are not covered by the Report of Independent Accountants.


See Notes to Financial Statements

EQUITY SECURITIES APPEARING IN THE PORTFOLIO
 SINCE SEPTEMBER 30, 2000

Airtours                                                                                         Koninklijke Ahold
Asahi Glass                                                                                Korea Deposit Insurance
Canon                                                                                         P&O Princess Cruises
China Mobile (Hong Kong)                                                                       Pohang Iron & Steel
China Petroleum & Chemical                                                                                 Sandvik
China Unicom                                                                           Shire Pharmaceuticals Group
Chugai Pharmaceutical                                                                      Telewest Communications
Diageo                                                                                      Union Electrica Fenosa
Essilor                                                                           United Pan-Europe Communications
Havas Advertising                                                                                      Volkswagen
Hyundai Electronics Industries                                                                   Wharf (Holdings)
Infosys Technologies                                                                                    Woolworths






EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO
 SINCE SEPTEMBER 30, 2000

Acer                                                                                               Morgan Crucible
Anglo American                                                                                                 NEC
AssiDoman                                                                                           NGK Spark Plug
Bergesen                                                                                                  Nichiei
British Telecommunications                                                          Nippon Telegraph and Telephone
China Development Industrial Bank                                                            Panamerican Beverages
Cia. Energetica de Minas Gerais - CEMIG                                                                   Pechiney
Cie. Generale des Etablissements Michelin                                 Peninsular and Oriental Steam Navigation
Coca-Cola Amatil                                                                                  Premier Farnell
COLT Telecom Group                                                                          PT Astra International
Dimension Data Holdings                                                                          Reckitt Benckiser
Enterprise Oil                                                                                  Research In Motion
Getronics                                                                                                      RWE
Hellenic Telecommunications Organization                                                                Sema Group
Infineon Technologies                                                                                Sonera Group
interQ                                                                                     South African Breweries
Intershop Communications                                                                                    Square
Invensys                                                                                        STMicroelectronics
Investor AB                                                                                          Sumitomo Bank
Kawasaki Steel                                                               Telecom Argentina STET-France Telecom
Koninklijke KPN                                                                       Telecom Corp. of New Zealand
Lend Lease                                                                                              Telefonica
Magyar Tavkozlesi Rt.                                                                Telesp Celular Participacoes
Metro International                                                                                   Thames Water
Minebea                                                                                               ThyssenKrupp
Mitsubishi Motors                                                                          Toyo Trust and Banking
                                                                                                             Volvo

EuroPacific Growth Fund
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at March 31, 2001                                                           (dollars in  millions)

Assets:
Investment securities at market
 (cost: $26,537.454)                                                                            $29,156.078
Cash                                                                                                  1.030
Receivables for -
 Sales of investments                                                           $58.605
 Sales of fund's shares                                                          76.213
 Forward currency contracts - net                                                51.934
 Dividends and interest                                                         126.497             313.249
                                                                                                 29,470.357
Liabilities:
Payables for -
 Purchases of investments                                                        79.164
 Repurchases of fund's shares                                                    68.857
 Management services                                                             11.647
 Other expenses                                                                   9.565             169.233
Net Assets at March 31, 2001 -                                                                  $29,301.124

Shares of beneficial interest issued and outstanding -
 unlimited shares authorized
Class A shares:
 Net assets                                                                                     $28,963.326
 Shares outstanding                                                                           1,008,463,557
 Net asset value per share                                                                           $28.72
Class B shares:
 Net assets                                                                                        $320.515
 Shares outstanding                                                                              11,221,227
 Net asset value per share                                                                           $28.56
Class C shares:
 Net assets                                                                                         $10.479
 Shares outstanding                                                                                 366,897
 Net asset value per share                                                                           $28.56
Class F shares:
 Net assets                                                                                          $6.804
 Shares outstanding                                                                                 236,899
 Net asset value per share                                                                           $28.72


STATEMENT OF OPERATIONS
for the year ended March 31, 2001                                           (dollars in  millions)
Investment Income:
Income:
 Dividends                                                                     $613.546
 Interest                                                                       324.307            $937.853

Expenses:
 Management services fee                                                        155.060
 Distribution expenses - Class A                                                 85.199
 Distribution expenses - Class B                                                  2.089
 Distribution expenses - Class C                                                   .003
 Transfer agent fees - Class A                                                   27.640
 Transfer agent fees - Class B                                                     .207
 Reports to shareholders                                                           .982
 Registration statement and prospectus                                            2.545
 Postage, stationery and supplies                                                 3.269
 Trustees' fees                                                                   (.002)
 Auditing and legal fees                                                           .102
 Custodian fee                                                                   12.270
 Taxes other than federal income tax                                               .607
 Other expenses                                                                    .193             290.164
 Net investment income                                                                              647.689

Realized Gain and Unrealized
 Depreciation on Investments:
Net realized gain                                                                                   654.733
Net unrealized (depreciation) appreciation on:
 Investments                                                                (12,611.019)
 Open forward currency contracts                                                 56.319
  Net unrealized depreciation                                                                   (12,554.700)
 Net realized gain and
  unrealized depreciation
  on investments                                                                                (11,899.967)
Net Decrease in Net Assets Resulting
 from Operations                                                                               ($11,252.278)

See Notes to Financial Statements




STATEMENT OF CHANGES IN NET ASSETS                                          (dollars in  millions)

                                                                             Year ended          Year ended
                                                                              March 31,           March 31,
                                                                                    2001                2000
Operations:
Net investment income                                                          $647.689            $265.285
Net realized gain                                                               654.733           3,084.054
  Net unrealized (depreciation) appreciation
 on investments                                                             (12,554.700)          9,238.773
 Net (decrease) increase in net assets
  resulting from operations                                                 (11,252.278)         12,588.112
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
  Class A                                                                      (190.462)           (221.364)
  Class B                                                                         (.967)
Distributions from net realized gains on investments:
  Class A                                                                    (3,371.953)         (1,078.276)
  Class B                                                                       (25.926)
  Total dividends and distributions                                          (3,589.308)         (1,299.640)

Capital Share Transactions:
Proceeds from shares sold                                                    12,598.884          10,707.128
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on investments                            3,441.231           1,245.354
Cost of shares repurchased                                                  (10,764.603)         (6,456.731)
 Net increase in net assets resulting
  from capital share transactions                                             5,275.512           5,495.751
Total (Decrease) Increase in Net Assets                                      (9,566.074)         16,784.223

Net Assets:
Beginning of year                                                            38,867.198          22,082.975
End of year (including
 undistributed net investment
 income: $366.372 and $61.015,
 respectively)                                                              $29,301.124         $38,867.198

See Notes to Financial Statements

Notes to Financial Statements

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - EuroPacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in the securities of companies based outside the United States.
The fund offers four classes of shares as described below:
Class A shares are sold with an initial sales charge of up to 5.75%.
Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.
Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Trustees.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the trust will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contracts are recorded in the Statement of Assets and Liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the Statement of Assets and Liabilities.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended March 31, 2001, non-U.S. taxes paid were $61,426,000.
Net realized gain of the fund derived in certain countries is subject to certain non-U.S. taxes. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain.

CURRENCY GAINS AND LOSSES - Net realized currency gains on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $34,780,000 for the year ended March 31, 2001.

FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of March 31, 2001, the cost of investment securities, excluding forward currency contracts, for federal income tax reporting purposes was $26,553,768,000. Net unrealized appreciation on investments, excluding forward currency contracts, aggregated $2,602,310,000; $5,342,244,000 related to appreciated securities and $2,739,934,000 related to depreciated securities. For the year ended March 31, 2001, the fund realized, on a tax basis, a net capital gain of $1,391,554,000 on securities transactions. In addition, the fund has deferred, for tax purposes, to fiscal year ending March 31, 2002, the recognition of capital losses totaling $765,029,000, which were realized during the period November 1, 2000 through March 31, 2001. Net gains related to non-U.S. currency and other transactions of $26,921,000 were treated as an adjustment to ordinary income for federal income tax purposes.

FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $155,060,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which certain officers and Trustees of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.690% per annum of the first $500 million of net assets decreasing to 0.415% of such assets in excess of $44 billion. For the year ended March 31, 2001, the management services fee was equivalent to an annualized rate of 0.452% of average net assets.

DISTRIBUTION EXPENSES - American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, received $9,936,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended March 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Trustees. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the year ended March 31, 2001, aggregate distribution expenses were limited to $85,199,000, or 0.25% of average daily net assets attributable to Class A shares. As of March 31, 2001, unreimbursed expenses which remain subject to reimbursement totaled $23,686,000.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended March 31, 2001, aggregate distribution expenses were $2,089,000, or 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Trustees has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the year ended March 31, 2001, aggregate distribution expenses were $3,000, or 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Trustees has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the year ended March 31, 2001, aggregate distribution expenses were $400, or 0.25% of average daily net assets attributable to Class F shares.

As of March 31, 2001, aggregate distribution expenses payable to AFD for all share classes were $4,862,000.

TRANSFER AGENT FEE - A fee of $27,847,000 was incurred during the year ended March 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of March 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $1,847,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the year ended March 31, 2001, total fees under the agreement were $700. As of March 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $700.

TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of March 31, 2001, the cumulative liability for the deferred amounts was $1,032,000. For the year ended March 31, 2001, Trustees' fees consisted of $211,000 that were paid or deferred and $213,000 of net depreciation on the amounts deferred.

AFFILIATED TRUSTEES AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Trustees are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $10,888,304,000 and $11,360,933,000, respectively, during the year ended March 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended March 31, 2001, the custodian fee of $12,270,000 includes $183,000 that was paid by these credits rather than in cash.

For the year ended March 31, 2001, the fund reclassified $26,921,000 to undistributed net investment income from undistributed net realized gains; and reclassified $177,824,000 and $2,157,000 from undistributed net investment income and undistributed net realized gains, respectively, to additional paid-in capital to reflect permanent differences between book and tax reporting.

As of March 31, 2001, net assets consisted of the following:

Capital paid in on shares of beneficial interest                        $27,032,612,000
Undistributed net investment income                                         366,372,000
Accumulated net realized loss                                              (765,029,000)
Net unrealized appreciation                                               2,667,169,000
Net assets                                                              $29,301,124,000

Capital share transactions in the fund were as follows:

The EuroPacific Growth Fund
Capital Share Transactions




                                                                         Year ended        Year ended
                                                                          March 31,         March 31,
                                                                                2001              2001
                                                                  Amount (millions)            Shares
Class A Shares:
  Sold                                                                  $12,195.797       334,651,773
  Reinvestment of dividends and distributions                             3,415.248       102,002,497
  Repurchased                                                           (10,739.888)     (298,872,510)
   Net increase in Class A                                                4,871.157       137,781,760
Class B Shares: /1/
  Sold                                                                      385.137        10,517,133
  Reinvestment of dividends and distributions                                25.983           779,574
  Repurchased                                                               (24.132)         (745,735)
   Net increase in Class B                                                  386.988        10,550,972
Class C Shares: /2/
  Sold                                                                       10.712           372,876
  Reinvestment of dividends and distributions
  Repurchased                                                                 (.174)           (5,979)
   Net increase in Class C                                                   10.538           366,897
Class F Shares: /2/
  Sold                                                                        7.238           251,133
  Reinvestment of dividends and distributions
  Repurchased                                                                 (.409)          (14,234)
   Net increase in Class F                                                    6.829           236,899
Total net increase in fund                                               $5,275.512       148,936,528





                                                                         Year ended        Year ended
                                                                          March 31,         March 31,
                                                                                2000              2000
                                                                  Amount (millions)            Shares
Class A Shares:
  Sold                                                                  $10,677.481       279,693,484
  Reinvestment of dividends and distributions                             1,245.354        33,084,650
  Repurchased                                                            (6,456.700)     (173,087,213)
   Net increase in Class A                                                5,466.135       139,690,921
Class B Shares: /1/
  Sold                                                                       29.647           670,954
  Reinvestment of dividends and distributions
  Repurchased                                                                 (.031)             (699)
   Net increase in Class B                                                   29.616           670,255
Class C Shares: /2/
  Sold
  Reinvestment of dividends and distributions
  Repurchased
   Net increase in Class C
Class F Shares: /2/
  Sold
  Reinvestment of dividends and distributions
  Repurchased
   Net increase in Class F
Total net increase in fund                                               $5,495.751       140,361,176


/1/ Class B shares were not offered before
 March 15, 2000.
/2/ Class C and Class F shares were not
 offered before March 15, 2001.

At March 31, 2001, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:



At March 31, 2001, the fund had outstanding forward currency contracts to sell non-U.S. currency as follows:

Non-U.S. Currency Sale Contract                        Contract Amounts         U.S. Valuation at 3/31/2001
                                                                                                             Unrealized
                                                       Non-U.S.           U.S.           Amount              Appreciation
Japanese Yen expiring 11/08/2001                       Yen 30354750000    $300,000,000   $248,066,000        $51,934,000

Per-Share Data and Ratios

                                                           Class A       Class A       Class A       Class A      Class A
                                                        Year ended    Year ended    Year ended    Year ended   Year ended
                                                         March 31,     March 31,     March 31,     March 31,    March 31,
                                                               2001          2000          1999          1998         1997
Net Asset Value, Beginning of Year                          $44.61        $30.21        $29.56        $26.70       $24.28

Income from Investment Operations :
 Net investment income                                     .69 /1/       .34 /1/           .42           .45          .46

 Net (losses) gains on securities (both                (12.65) /1/       .74 /1/           .85           .79          .28
 realized and unrealized)

  Total from investment operations                          (11.96)          .08           .27           .24          .74

Less Distributions :
 Dividends (from net investment income)                       (.19)         (.29)         (.36)         (.45)        (.44)

Distributions (from capital gains)                           (3.74)        (1.39)        (1.26)        (1.93)        (.88)

Total distributions                                          (3.93)        (1.68)        (1.62)        (2.38)       (1.32)

Net Asset Value, End of Year                                $28.72        $44.61        $30.21        $29.56       $26.70

Total Return /2/                                           (28.02)%          .31%          .18%          .97%         .88%

Ratios/Supplemental Data:

 Net assets, end of year (in millions)                     $28,963       $38,837       $22,083       $21,316      $16,737

 Ratio of expenses to average net assets                       .84%          .84%          .84%          .86%         .90%

 Ratio of net income to average                                .89%          .93%          .45%          .64%         .77%
 net assets



                                                           Class B       Class B       Class C       Class F
                                                        Year ended   March 15 to   March 15 to   March 15 to
                                                        March 31,     March 31,      March 31,     March 31,
                                                             2001       2000 /3/      2001 /3/      2001 /3/
Net Asset Value, Beginning of Period                        $44.59        $43.09        $28.87        $29.02

Income from Investment Operations :
 Net investment income /1/                                     .47           .03           .06           .07

Net (losses) gains on securities (both                      (12.65)         1.47          (.37)         (.37)
  realized and unrealized) /1/

  Total from investment operations                          (12.18)         1.50          (.31)         (.30)

Less Distributions :
 Dividends (from net investment income)                       (.11)          .00           .00           .00

 Distributions (from capital gains)                          (3.74)          .00           .00           .00

  Total distributions                                        (3.85)          .00           .00           .00

Net Asset Value, End of Period                              $28.56        $44.59        $28.56        $28.72

Total Return /2/                                           (28.53)%         3.48%       (1.07)%       (1.03)%

Ratios/Supplemental Data:

 Net assets, end of period (in millions)                      $321           $30           $10            $7

 Ratio of expenses to average net assets                       .61%          .07%          .08%          .05%

 Ratio of net income to average                                .40%          .06%          .18%          .22%
 net assets

Supplemental Data - All Classes

                                                        Year ended    Year ended    Year ended    Year ended   Year ended
                                                         March 31,     March 31,     March 31,     March 31,    March 31,
                                                               2001          2000          1999          1998         1997
Portfolio turnover rate                                        .18%          .94%          .73%          .51%         .82%


/1/ Based on average shares outstanding.
/2/ Based on operations for the
    period shown and,accordingly, not
    representative of a full year.
/3/ Total returns exclude all
    sales charges, including contingent
    deferred sales charges.


Report of Independent Accountants

To the Board of Trustees and Shareholders of EuroPacific Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of EuroPacific Growth Fund (the "Fund") at March 31, 2001, the results of its operations, the changes in its net assets and the per-share data and ratios for the each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
April 30, 2001


OTHER SHARE CLASS RESULTS
(Unaudited)

SHARE RESULTS: CLASS B, CLASS C AND CLASS F

Average annual compound returns for periods ended March 31, 2001:

CLASS B SHARES                               LIFETIME*          12 MONTHS

reflecting applicable contingent deferred
sales charge (CDSC), maximum of 5%,
payable only if shares are sold              -27.67%            -31.73%
not reflecting CDSC                          -25.10%            -28.53%

CLASS C AND CLASS F SHARES
Results for these shares are not shown because of the brief time between their introduction on March 15, 2001, and the end of the period.

*From March 15, 2000, when B shares first became available.




Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended March 31, 2001, the fund paid a long-term capital gain distribution of $3,361,537,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

The fund makes an election under the Internal Revenue Code Section 853 to pass through certain non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year ended March 31, 2001 is $61,426,000. Foreign source income earned by the fund for the fiscal year ended March 31, 2001 was $774,288,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit than to take a deduction.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


BOARD OF TRUSTEES

ELISABETH ALLISON, Cambridge, Massachusetts
Administrative Director, ANZI, Ltd.
(financial publishing and consulting);
publishing consultant, Harvard Medical School

MARK E. DENNING, London, England
President of the fund
Director, Capital Research and Management Company;
Senior Vice President, Capital Research Company

GINA H. DESPRES, Washington, D.C.
Chairman of the Board of the fund
Senior Vice President, Capital Research and Management Company

ROBERT A. FOX, Livingston, California
Managing General Partner, Fox Investments, LP; Professor and
Executive in Residence, University of California, Davis; former
President and Chief Executive Officer, Foster Farms Inc.

ALAN GREENWAY, La Jolla, California
Private investor; President, Greenway Associates, Inc.
(management consulting services)

KOICHI ITOH, Tokyo, Japan
President, Autosplice, KK;
Former President and Chief Executive Officer, IMPAC
(management consulting services); former Managing
Partner, VENCA Management (venture capital)

WILLIAM H. KLING, St. Paul, Minnesota
President, Minnesota Public Radio; President, Greenspring Company; President, American Public Media Group

JOHN G. MCDONALD, Stanford, California
The IBJ Professor of Finance,
Graduate School of Business, Stanford University

WILLIAM I. MILLER, Columbus, Indiana
Chairman of the Board, Irwin Financial Corporation

KIRK P. PENDLETON, Huntingdon Valley, Pennsylvania
Chairman of the Board and Chief Executive Officer,
Cairnwood, Inc. (venture capital investment)

DONALD E. PETERSEN, Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

THIERRY VANDEVENTER, Geneva, Switzerland
Vice Chairman of the Board of the fund
Director, Capital Research and Management Company


OTHER OFFICERS

STEPHEN E. BEPLER, New York, New York
Executive Vice President of the fund
Senior Vice President, Capital Research Company

ROBERT W. LOVELACE, Los Angeles, California
Senior Vice President of the fund
President and Director, Capital Research Company;
Vice President, Capital Research and Management Company

JANET A. MCKINLEY, New York, New York
Senior Vice President of the fund
Director, Capital Research and Management Company;
Senior Vice President, Capital Research Company

ALWYN HEONG, New York, New York
Vice President of the fund
Vice President, Capital Research Company

HIROMI ISHIKAWA, Tokyo, Japan
Vice President of the fund
Vice President, Capital Research Company

VINCENT P. CORTI, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

R. MARCIA GOULD, Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

DAYNA YAMABE, Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

CORPORATE INFORMATION

Offices of the fund and of the investment adviser, Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS

The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL

O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071-3405

PRINCIPAL UNDERWRITER

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

[The American Funds Group(r)]

There are several ways to invest in EuroPacific Growth Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.77% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares are subject to annual expenses about 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, have higher expenses (about 0.06% a year) than do Class A shares, and an annual asset-based fee charged by the sponsoring firm. Because expenses are first deducted from income, dividends for each share class will vary.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT US AT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of EuroPacific Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2001, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA BG/AL/5055
Lit. No. EUPAC-011-0501